                             LETTER OF TRANSMITTAL
                      TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF

                       BUILDING ONE SERVICES CORPORATION

       TENDERED PURSUANT TO THE SUPPLEMENT TO THE OFFER TO PURCHASE

                            DATED APRIL 6, 1999

  THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON
                              APRIL 22, 1999,

                       UNLESS THE OFFER IS EXTENDED

                  Depositary: HARRIS TRUST COMPANY OF NEW YORK

                By Mail:                       By Hand/Overnight Courier:

--------------------------------------------------------------------------------
          Wall Street Station                        Receive Window
          Post Office Box 1023                     Wall Street Plaza
        New York, NY 10268-1023                88 Pine Street, 19th Floor
                                                   New York, NY 10005


                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                                 (212) 701-7636

                        For Information (call collect):
                                 (212) 701-7624

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself; (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares (as defined below) are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered (other than Pledged Shares, as defined below), and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 11:59 p.m., New York City time, on April 22, 1999, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 3 of the Supplement to the Offer to Purchase or the Shares are pledged to Building One Services Corporation (the "Pledged Shares"). Stockholders are not required to pay a service charge to Building One Services Corporation or the Depositary in connection with their tender of Shares, but may be charged a fee by a broker, dealer or other institution for processing the tender requested. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

                         DESCRIPTION OF SHARES TENDERED

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, EXACTLY AS NAME(S) APPEAR(S) ON TENDERED CERTIFICATE(S))

                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)

--------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered          Certificate(s) Enclosed
               Holder(s)                   (attach signed list if necessary)
   (please fill in exactly as name(s)
      appear(s) on certificate(s))

--------------------------------------------------------------------------------
                                                                    No. of
                                         Certificate    No. of      Shares
                                            No.*        Shares    Tendered**
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                         Total No. of Pledged Shares Tendered
                                         (See Instruction 13)
                                        ----------------------------------------
                                         Total No. of Shares Tendered
--------------------------------------------------------------------------------
 * Need not be completed by stockholders who tender Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


        THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

     CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING:


Name of Tendering Institution __________________________________________________

DTC Participant Number__________________________________________________________

Transaction Code Number ________________________________________________________

     CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:


Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery  ____________________________

Name of Eligible Institution Which Guaranteed Delivery _________________________

DTC Participant Number (if delivered by book-entry transfer) ___________________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

Ladies and Gentlemen:

  The person(s) signing this Letter of Transmittal (the "Signer") hereby tender(s) to Building One Services Corporation, a Delaware corporation (the "Company"), the above-described shares of common stock, par value $0.001 per share (the "Shares"), of the Company, at a price (the "Purchase Price") equal to $22.50 per Share net in cash, upon the terms and subject to the conditions set forth in the Supplement to the Offer to Purchase, dated April 6, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Supplement to the Offer to Purchase and Letter of Transmittal together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the Signer hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints Harris Trust Company of New York (the "Depositary") as attorney-in-fact of the Signer with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Company's books; and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer.

  The Signer hereby represents and warrants that (a) the Signer, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering stockholder's instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Company to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signer will execute and deliver any additional documents that the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (d) the Signer has read and agrees to all of the terms and conditions of the Offer.

  The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificated form, the certificate(s) representing such Shares (other than Pledged Shares) must be delivered together with this Letter of Transmittal.

  The Signer recognizes that, under certain circumstances set forth in the Supplement to the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the Signer understands that certificate(s) for the Shares not purchased (other than Pledged Shares), if any, will be returned to the Signer at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signer recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered owner thereof if the Company purchases none of such Shares. The Signer understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the Signer and the Company upon the terms and subject to the conditions of the Offer.

  The check for the Purchase Price of the tendered Shares purchased (other than Pledged Shares) will be issued to the order of the Signer and mailed to the address indicated, unless otherwise indicated in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Company will not pay interest on the Purchase Price under any circumstances.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signer and all obligations of the Signer hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signer. Except as stated in the Supplement to the Offer to Purchase, this tender is irrevocable.

  Unless otherwise indicated herein under "Special Payment Instructions" and except with respect to Pledged Shares, the Signer acknowledges that the Company will issue the check for the Purchase Price and/or return any certificate for Shares not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions" and except with respect to Pledged Shares, the Signer acknowledges that the Company will mail the check for the Purchase Price for any Shares purchased and/or return any certificates for Shares not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and/or the Special Delivery Instructions are completed, the Signer expects that the Company will issue the check for the Purchase Price and/or return any certificates for Shares (other than Pledged Shares) not accepted for payment in the name of, and/or deliver such check and/or return any such certificates for Shares to, the person(s) so indicated. The Signer recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 6, 7 AND 11)

 To be completed ONLY if certificates for Shares that are not purchased and/or any check are to be issued in the name of and sent to someone other than the Signer. This form is not available for holders of Pledged Shares.

 Mail [_] check [_] certificates to:


 Name(s) _____________________________________________________________________
                                 (Please Print)

 Address _____________________________________________________________________
                               (Include Zip Code)

 _____________________________________________________________________________
                  (Tax Identification or Social Security No.)


                                   SIGNATURE
                  (If Special Payment Instructions are Given)
                              (See Instruction 7)

 _____________________________________________________________________________
                           Signature(s) of Payee(s)

 Dated  , 1999

 By signing and completing the form above, under the penalties of perjury, I/we certify that the above tax identification or social security number(s) is/are correct.

 Note: Failure to complete and sign may result in backup withholding of 31% of the payments due to you. See Instruction 12.

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 7)

   To be completed ONLY if certificates for Shares that are not purchased and/or check, issued in the name of the Signer, are to be sent to someone other than the Signer or to the Signer at an address other than that shown above. This form is not available for holders of Pledged Shares.

 Mail [_] check [_] certificates to:

 Name(s) _____________________________________________________________________
                                (Please Print)
 Address _____________________________________________________________________
 -----------------------------------------------------------------------------
                              (Include Zip Code)


 ODD LOTS (See Instruction 8)

                                                   CONDITIONAL TENDER

   To be completed ONLY if Shares
 are being tendered by or on behalf          Unless this box has been
 of persons owning beneficially an         completed and a minimum specified,
 aggregate of fewer than 100               the tender will be deemed
 Shares.                                   unconditional (see Section 3 of
                                           the Supplement to the Offer to
                                           Purchase).


   The undersigned either (check
 one):

                                             Minimum number of Shares that
                                           must be purchased, if any are
 [_]was as of the close of business        purchased:
    on March 23, 1999 and is as of
    the date hereof the beneficial
    owner of an aggregate of fewer
    than 100 Shares, all of which
    are tendered; or

                                                        Shares (fill in)

 [_]is a broker, dealer, commercial
    bank, trust company or other
    nominee that (i) is tendering,
    for the beneficial owners
    thereof, Shares with respect to
    which it is the record owner;
    and (ii) believes, based upon
    representations made to it by
    each such beneficial owner,
    that such beneficial owner
    owned as of the close of
    business on March 23, 1999 and
    owns as of the date hereof an
    aggregate of fewer than 100
    Shares and is tendering all of
    such Shares.

                                   IMPORTANT:

  SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 (BELOW) OR FORM W-8 (ENCLOSED) AS
                  APPLICABLE (SEE INSTRUCTIONS 1, 5, 6 AND 12)

 The Offer is hereby accepted in
 accordance with its terms.

 ------------------------------------------

 ------------------------------------------
      (Signature(s) of Stockholder(s))

    Dated:                     , 1999

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)
 Name(s):
         ----------------------------------
           (Please Type or Print)
 Capacity (Full Title):
                       --------------------
            (See Instruction 5)
 Address:
         ----------------------------------

 ------------------------------------------

 ------------------------------------------

 Area Codes and Telephone Number:

 Home:          Business:

 Taxpayer Identification or Social Security No. (if applicable):

 (Complete Substitute Form W-9 below or Form W-8 (enclosed), as applicable) (See Instruction 12)

 GUARANTEE OF SIGNATURE(S)
 (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature: ____________________

 Name: ____________________________________
           (Please Type or Print)

 Title: ___________________________________

 Name of Firm: ____________________________

 Address: _________________________________

___________________________________________
            (Including Zip Code)
 Area Code and Tel. No.: __________________

                                  INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or (b) if such Shares are tendered for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or
MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith; (b) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 3 of the Supplement to the Offer to Purchase; or (c) if Pledged Shares are being tendered.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Stockholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy hereof bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer. With respect to Pledged Shares, however, the Company will forward the certificates representing such Pledged Shares to the Depositary.

  All tendering stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their tender.

  3. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

  4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal (unless otherwise provided in the box titled "Special Payment Instructions" or "Special Delivery Instructions") as promptly as practicable following the expiration or termination of the Offer. The certificates for Pledged Shares will not be delivered by tendering stockholders; therefore, only the number of Pledged Shares being tendered should be indicated. All Shares (other than Pledged Shares) represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Authorizations and Endorsements.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

    (c) If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    (d) If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

    (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Transfer Taxes. The Company will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s); or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  7. Special Payment and Delivery Instructions. If certificate(s) for unpurchased Shares (other than Pledged Shares) and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

  8. Odd Lots. As described in the Offer to Purchase, if fewer than all of the Shares validly tendered and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all of the Shares tendered by a stockholder who owned beneficially as of the close of business on March 23, 1999 and as of the date of the tender an aggregate of fewer than 100 Shares and who validly and unconditionally tendered all of such Shares. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

  9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Company's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or stockholder(s). The Company's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

  NONE OF THE COMPANY, THE DEPOSITARY, THE INFORMATION AGENT OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS IN TENDERS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

  10. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent, by telephoning 800/322-2885 toll-free. Requests for additional copies of the Supplement to the Offer to Purchase and this Letter of Transmittal may also be directed to the Information Agent. Stockholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Stockholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

  11. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person's own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a net long position equal to or greater than the amount tendered in (i) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer; or (ii) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Company prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

  The acceptance of Shares by the Company for payment will constitute a binding agreement between the tendering stockholder and the Company, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that (i) such stockholder has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the tender of such Shares complies with Rule 14e-4.

  12. Backup Withholding Tax. Subject to the availability of an exemption, each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must not check the box in Part 2 of the Substitute Form W-9, set forth below, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding with respect to any payments received pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Such a stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number, which is provided below. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. However, such withheld amount will be refunded to such stockholder if a certified TIN is provided to the Depositary within 60 days.

  Each tendering non-U.S. stockholder should complete a Form W-8, and provide it to the Depositary. Contact the Information Agent for a copy of the Form W-8.

  13. Pledged Shares. As described in the Supplement to the Offer to Purchase, the Company is permitting stockholders who have Pledged Shares to tender such Shares in the Offer. The Company has delivered the certificates representing Pledged Shares to the Depositary. By signing this Letter of Transmittal, the undersigned hereby agrees that the proceeds from the sale of any of the undersigned's Pledged Shares that are validly tendered and accepted for purchase by the Company will be retained in an account maintained by American Stock Transfer & Trust Company. The undersigned hereby acknowledges and agrees that the Company will have the authority to direct disbursements from the account, subject to the terms and conditions under which the Pledged Shares are pledged to the Company.

  IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

  The acceptance of Shares by the Company for payment will constitute a binding agreement between the tendering stockholder and the Company, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that the Shares being tendered represent and will represent all Shares actually owned by such stockholder as of the date of purchase of Shares pursuant to the Offer, and all Shares constructively owned by such stockholder as of such date under Section 318 of the Internal Revenue Code of 1986, as amended, have been or will be tendered pursuant to the Offer.

  IMPORTANT TAX INFORMATION

  THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. STOCKHOLDERS. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

  SUBSTITUTE FORM W-9 OR FORM W-8

  Under the United States federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering United States stockholder must provide the Depositary with such stockholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service. Certain stockholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

  In order for a non-United States stockholder to avoid 30% backup withholding, such stockholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-United States status. Form W-8 and instructions for such statement may be obtained by contacting the Information Agent.

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

  Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be deemed invalidly tendered but may require the Depositary to withhold 31% (or 30% for non-United States stockholders) of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the stockholder may claim a refund from the Internal Revenue Service.

                           Part 1: PLEASE PROVIDE YOUR
                           TIN IN THE BOX AT RIGHT AND   ---------------------
                           CERTIFY BY SIGNING AND            Social Security
                           DATING BELOW.                         Number

 SUBSTITUTE
 Form W-9
                                                         OR __________________


 Department of the                                        Employer ID Number
 Treasury

 Internal Revenue         -----------------------------------------------------
 Service

                           Part 2:--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because
                           (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]

 Payer's Request for
 Taxpayer Identification
 Number (TIN)

                          -----------------------------------------------------

                           CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT, AND COMPLETE.

                           SIGNATURE _________________________________________

                           DATE ______________________________________________

                          -----------------------------------------------------

                           Part 3: Awaiting TIN [_]


  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature: _____________________________

Date:___________________________________